STORAGE ALLIANCE
LinkPort™ Application Hosting Services Agreement

The Customer and Storage Alliance Inc. (herinafter referred to as "Storage Alliance") agree that Storage Alliance will perform, following receipt of appropriate credit approval for the Customer, certain services for the Customer in accordance with this Agreement, the attached Terms and

Conditions and any attached schedule(s).

Billing Information
Corporate Legal Name		Corporate Trading/Operating Name (if different)
Racing Resources Ltd.

Company Address				Account Number
725, 435 4th Avenue S.W.				RRL0001
City	Province/State	Postal/Zip Code		Contract Number
Calgary	Alberta	T2P 3A8		2002 - 008C
Telephone	Fax	E-mail		Project Number
(403) 699-8408	(403) 262-0276
Contract Term (Yrs.)	1 Year
Pricing Summary		Term	Discounted	Installation &
Description	Location	Discount	Monthly Rate	One Time Fee
Hosting Services	Tower Centre Site		$50/User	$ 200.00
as per Schedule "1"

	Totals		Monthly Rate	Installation
	(Excluding taxes. $CDN)		$50	$200

Comments

Storage Alliance to provide Application hosting services as per attached schedules.

30 day free trial offer November 15 2002 - December 15 2002. Customer has the right to terminate this contract at end of 30 day trial period.

The attached terms and conditions, the attached site detail schedule(s) and all other attached schedules are deemed to be part of this Agreement,

are enforceable and binding between Storage Alliance and the Customer, and have been read by the Customer prior to the execution of this

Agreement. This Agreement is not valid until it has been signed by an Authorized agent of each party.

Storage Alliance Signatures		Customer Signatures
Representative Name (Please Print)	Telephone Number	Company Name
Racing Resources Ltd.
Representative Signature	Representative ID Number	Authorized Signature
/s/ Jeff Ascah		/s/ G. DeFrancesco
Storage Alliance Authorized Name	Authorized Signature	Customer Authorized Name		Telephone Number
Jeff Ascah		G. DeFrancesco		699.8408
Title	Date	Title		Date
President, CEO	01/06/03	Engineer		Feb 11, 2003
Storage Alliance Confidential